                                                                    EXHIBIT 99.1




                        July 18, 1996           Timothy Lee
                                                Corporate Communications
                                                212-392-8709

                                                Amy Pappas
                                                Investor Relations
                                                212-392-6171



                  DWD SECOND QUARTER EARNINGS: $238.8 MILLION;
                   SIX-MONTH EARNINGS A RECORD $484.6 MILLION


NEW YORK, July 18 -- Dean Witter, Discover & Co. today reported second quarter net income of $238.8 million, compared to $237.5 million for the second quarter of 1995. Earnings per share were $1.39 on a fully diluted basis, a 3 percent increase from $1.35 in the second quarter of last year. Net operating revenues were $1.54 billion, an 8 percent advance over last year's second quarter $1.42 billion. Return on equity was 18.6 percent for the last twelve months.

     Securities earnings climbed 40 percent to a record $135.4 million from $96.9 million a year ago. It was Securities seventh consecutive quarter of record earnings and an 11 percent increase from the first quarter of this year. Securities net operating revenues of $858.9 million were also a quarterly record. Credit Services earnings declined 26 percent to $103.4 million from $140.6 million in last year's second quarter, largely as a result of increased credit card write-offs.


                                     -more-

     "We're pleased with the strong, across-the-board growth in revenues, but we're not pleased that our earnings increased only slightly," said Philip J. Purcell, Chairman and Chief Executive Officer. "Quite clearly, the industry-wide trend of rising credit card write-offs cut into our overall earnings. But we continued to benefit from our balance -- we had great earnings growth in our Securities business.

      "As credit card delinquencies and bankruptcies have increased nationwide over the last six months, " Purcell said, "we have taken steps designed to offset these increased costs. We have significantly increased our collection efforts, imposed new over-limit and higher late fees, and are considering further price increases later this year. To improve credit quality for the longer term, we have raised credit quality standards for new accounts and have selectively reduced credit limits. We believe the actions that we've taken, while having some impact in the year's first half, should have an increasing effect as the year goes on. "

     Net income for the first six months of 1996 reached a record $484.6 million, a 5 percent increase from $459.6 million for the first half of 1995. Earnings per share increased 6 percent to $2.79 from $2.63 for the first half of 1995. Six month net operating revenues increased 11 percent to $3.09 billion.

SECURITIES

     Record quarterly revenues in Securities were the result of continuing strong growth in almost every part of this business:

 . Commission revenues increased by 23 percent over last year's second quarter to $303.8 million on higher equity, mutual fund and insurance product sales.

 .  Asset management and administration fees increased 14 percent to $285.8 million. Assets under management and administration rose to a record $84.6 billion, up $11.3 billion or 15 percent over the end of last year's second quarter and up $5.1 billion for the first six months of the year.

                                     -more-

 . The number of account executives rose by almost 110 during the quarter, to reach a record 8,823 - an increase of more than 750 over last year's second quarter end.

 .   Total client assets rose by $5.7 billion during the second quarter to an all-time high of $234.2 billion. The 327,000 new accounts opened year-to-date represent the highest six month total in Dean Witter's history.

   Securities return on equity was 39 percent for the trailing twelve months. Securities net operating revenues for the quarter increased 13 percent over the second quarter of last year to a record $858.9 million, while operating expenses increased by only 6 percent to $633.9 million. The quarter's profit margin increased to a record 15.8 percent.

   Dean Witter Securities did exceptionally well in the fourth annual Wall Street Journal Research Analyst Survey, with 24 analysts achieving all-star status. Dean Witter ranked second among all securities firms.

CREDIT SERVICES

Expanding Credit Services revenues were also driven by strong across-the-board business growth:

 . Managed loans increased by $5.3 billion to $32.4 billion, up 20 percent over a year ago.

 . Merchant and cardmember fees were $419.5 million, on a managed loan basis,  up
  40 percent from last year's second quarter. The increase was due to higher transaction volume and to first quarter pricing actions.

 . General purpose credit card accounts reached 37.7 million at quarter end, up
  4.2 million or 13 percent, over a year ago.

                                     -more-

 . The NOVUS Network of merchant establishments, serving the Discover, Private
  Issue and BRAVO Cards, enrolled more than 125,000 locations during the quarter - and now has enrolled more than 200,000 during the first six months of the year.

   Net interest income of $716.1 million rose 18 percent over the second quarter of 1995 driven by loan growth of 20 percent.

   Net operating revenues increased 3 percent to $682.8 million from the second quarter of 1995 despite an 89 percent increase in the provision for loan losses. The increase in the provision was primarily the result of higher write-offs. Operating expenses increased 18 percent from the second quarter of last year to $519.7 million.

   "We continued to do a good job in growing our Credit Services business in terms of receivables, new accounts and merchant locations. It continued to be a very profitable business," said Purcell. "Our immediate challenge is to deal with write-offs and to make sure our annual profits continue to grow."

                                     # # #

                            DEAN WITTER, DISCOVER & CO.
                                 Financial Summary
                         (in millions, except share data)
                                    (unaudited)

                                              Three Months                %
                                           Ended June 30,        Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Total revenues
 Credit Services                     $      1,211.7       1,037.1          17%
 Securities                                   983.9         909.8           8%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $      2,195.6       1,946.9          13%
                                        ===========   ===========

Net operating revenues (1)
 Credit Services                     $        682.8         665.0           3%
 Securities                                   858.9         759.9          13%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $      1,541.7       1,424.9           8%
                                        ===========   ===========

Net income
 Credit Services                     $        103.4         140.6         (26%)
 Securities                                   135.4          96.9          40%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $        238.8         237.5           1%
                                        ===========   ===========

Earnings per share:
Primary net income per share         $         1.39          1.35

Primary avg common shares o/s (2)       172,116,228   175,356,499

Fully diluted net income per share   $         1.39          1.35

Fully diluted avg common shares o/s (2) 172,145,135   175,524,180

Common shares o/s at period end         164,705,945   170,526,513

(1) Net operating revenues is total revenues minus interest expense and the provision for losses on receivables.
(2) Primary dilution is based on average share price for the period. Fully diluted is based on the higher of average or ending share price for the period.

                            DEAN WITTER, DISCOVER & CO.
                                 Financial Summary
                         (in millions, except share data)
                                    (unaudited)

                                              Six Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Total revenues
 Credit Services                     $      2,412.8       2,013.5          20%
 Securities                                 1,949.0       1,774.6          10%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $      4,361.8       3,788.1          15%
                                        ===========   ===========

Net operating revenues (1)
 Credit Services                     $      1,383.8       1,298.2           7%
 Securities                                 1,705.4       1,494.3          14%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $      3,089.2       2,792.5          11%
                                        ===========   ===========

Net income
 Credit Services                     $        227.7         272.6         (16%)
 Securities                                   256.9         187.0          37%
                                        -----------   -----------
Total Dean Witter, Discover & Co.    $        484.6         459.6           5%
                                        ===========   ===========

Earnings per share:
Primary net income per share         $         2.80          2.63

Primary avg common shares o/s (2)       173,140,721   174,431,952

Fully diluted net income per share   $         2.79          2.63

Fully diluted avg common shares o/s (2) 173,470,900   174,952,312

Common shares o/s at period end         164,705,945   170,526,513

(1) Net operating revenues is total revenues minus interest expense and the provision for losses on receivables.
(2) Primary dilution is based on average share price for the period. Fully diluted is based on the higher of average or ending share price for the period.

                            DEAN WITTER, DISCOVER & CO.
                             Consolidated Income Data
                         (in millions, except share data)
                          (unaudited, Managed loan basis)

                                              Three Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $        419.5         298.8          40%
Commissions                                   303.8         247.9          23%
Asset management and admin. fees              285.8         251.0          14%
Servicing fees                                  0.0           0.0          --
Principal transactions                        114.5         120.8          (5%)
Investment banking                             57.6          48.7          18%
Other                                          33.5          26.1          28%
                                        -----------   -----------
  Total non-interest revenues               1,214.7         993.3          22%
                                        -----------   -----------

Interest revenue                            1,366.7       1,240.9          10%
Interest expense                              582.8         566.9           3%
                                        -----------   -----------
  Net interest income                         783.9         674.0          16%
Provision for losses on receivables           456.9         242.4          88%
                                        -----------   -----------
  Net credit income                           327.0         431.6         (24%)
                                        -----------   -----------
  Net operating revenues                    1,541.7       1,424.9           8%
                                        -----------   -----------

Employee compensation and benefits            552.9         489.5          13%
Marketing and business development            201.4         159.0          27%
Info. processing and communications           185.9         171.7           8%
Facilities and equipment                       63.7          58.4           9%
Other                                         149.7         161.0          (7%)
                                        -----------   -----------
  Total non-interest expenses               1,153.6       1,039.6          11%
                                        -----------   -----------

Income before income taxes                    388.1         385.3           1%
Income tax expense                            149.3         147.8           1%
                                        -----------   -----------

Net income                           $        238.8         237.5           1%
                                        ===========   ===========
Primary net income per share         $         1.39          1.35
Primary avg common shares o/s           172,116,228   175,356,499
Fully diluted net income per share   $         1.39          1.35
Fully diluted avg common shares o/s     172,145,135   175,524,180
Oper exp as a % of net oper revenues           74.8%         73.0%
Effective tax rate                             38.5%         38.4%

                            DEAN WITTER, DISCOVER & CO.
                             Consolidated Income Data
                         (in millions, except share data)
                          (unaudited, Managed loan basis)

                                              Six Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $        787.0         570.4          38%
Commissions                                   604.5         482.5          25%
Asset management and admin. fees              560.7         496.5          13%
Servicing fees                                  0.0           0.0          --
Principal transactions                        233.4         246.2          (5%)
Investment banking                            122.3          87.6          40%
Other                                          58.3          53.1          10%
                                        -----------   -----------
  Total non-interest revenues               2,366.2       1,936.3          22%
                                        -----------   -----------

Interest revenue                            2,721.3       2,396.2          14%
Interest expense                            1,162.4       1,088.8           7%
                                        -----------   -----------
  Net interest income                       1,558.9       1,307.4          19%
Provision for losses on receivables           835.9         451.2          85%
                                        -----------   -----------
  Net credit income                           723.0         856.2         (16%)
                                        -----------   -----------
  Net operating revenues                    3,089.2       2,792.5          11%
                                        -----------   -----------

Employee compensation and benefits          1,123.2         973.2          15%
Marketing and business development            393.3         306.7          28%
Info. processing and communications           368.0         326.1          13%
Facilities and equipment                      124.9         112.8          11%
Other                                         291.3         326.1         (11%)
                                        -----------   -----------
  Total non-interest expenses               2,300.7       2,044.9          13%
                                        -----------   -----------

Income before income taxes                    788.5         747.6           5%
Income tax expense                            303.9         288.0           6%
                                        -----------   -----------

Net income                           $        484.6         459.6           5%
                                        ===========   ===========
Primary net income per share         $         2.80          2.63
Primary avg common shares o/s           173,140,721   174,431,952
Fully diluted net income per share   $         2.79          2.63
Fully diluted avg common shares o/s     173,470,900   174,952,312
Oper exp as a % of net oper revenues           74.5%         73.2%
Effective tax rate                             38.5%         38.5%

                                DEAN WITTER, DISCOVER & CO.
                          Credit Services Summarized Income Data
                                      (in millions)
                               (unaudited, Managed loan basis)

                                              Three Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $        419.5         298.8          40%
Servicing fees                                  0.0           0.0          --
Other                                           1.2           0.4            *
                                        -----------   -----------
  Total non-interest revenues                 420.7         299.2          41%
                                        -----------   -----------

Interest revenue                            1,176.8       1,025.2          15%
Interest expense                              460.7         418.9          10%
                                        -----------   -----------
  Net interest income                         716.1         606.3          18%
Provision for loan losses                     454.0         240.5          89%
                                        -----------   -----------
  Net credit income                           262.1         365.8         (28%)
                                        -----------   -----------
  Net operating revenues                      682.8         665.0           3%
                                        -----------   -----------

Employee compensation and benefits            119.3         104.8          14%
Marketing and business development            174.0         132.0          32%
Info. processing and communications           116.9         105.4          11%
Facilities and equipment                       15.4          12.1          27%
Other                                          94.1          85.4          10%
                                        -----------   -----------
  Total non-interest expenses                 519.7         439.7          18%
                                        -----------   -----------

Income before income taxes                    163.1         225.3         (28%)
Income tax expense                             59.7          84.7         (30%)
                                        -----------   -----------

Net income                           $        103.4         140.6         (26%)
                                        ===========   ===========
Oper exp as a % of net oper revenues         76.1%         66.1%
Profit margin (1)                            15.1%         21.1%
Effective tax rate                           36.6%         37.6%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                          Credit Services Summarized Income Data
                                      (in millions)
                               (unaudited, Managed loan basis)

                                              Six Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $        787.0         570.4          38%
Servicing fees                                  0.0           0.0          --
Other                                           6.3           0.7            *
                                        -----------   -----------
  Total non-interest revenues                 793.3         571.1          39%
                                        -----------   -----------

Interest revenue                            2,345.2       1,986.8          18%
Interest expense                              924.7         813.6          14%
                                        -----------   -----------
  Net interest income                       1,420.5       1,173.2          21%
Provision for loan losses                     830.0         446.1          86%
                                        -----------   -----------
  Net credit income                           590.5         727.1         (19%)
                                        -----------   -----------
  Net operating revenues                    1,383.8       1,298.2           7%
                                        -----------   -----------

Employee compensation and benefits            243.5         207.1          18%
Marketing and business development            338.4         256.5          32%
Info. processing and communications           231.3         196.3          18%
Facilities and equipment                       30.2          23.9          26%
Other                                         179.9         176.5           2%
                                        -----------   -----------
  Total non-interest expenses               1,023.3         860.3          19%
                                        -----------   -----------

Income before income taxes                    360.5         437.9         (18%)
Income tax expense                            132.8         165.3         (20%)
                                        -----------   -----------

Net income                           $        227.7         272.6         (16%)
                                        ===========   ===========
Oper exp as a % of net oper revenues         73.9%         66.3%
Profit margin (1)                            16.5%         21.0%
Effective tax rate                           36.8%         37.7%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Securities Summarized Income Data
                                      (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                              Three Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Commissions                          $        303.8         247.9          23%
Asset management and admin. fees              285.8         251.0          14%
Principal transactions                        114.5         120.8          (5%)
Investment banking                             57.6          48.7          18%
Other                                          32.3          25.7          26%
                                        -----------   -----------
  Total non-interest revenues                 794.0         694.1          14%
                                        -----------   -----------

Interest revenue                              189.9         215.7         (12%)
Interest expense                              122.1         148.0         (18%)
                                        -----------   -----------
  Net interest income                          67.8          67.7          --
Provision for losses on receivables             2.9           1.9          53%
                                        -----------   -----------
  Net credit income                            64.9          65.8          (1%)
                                        -----------   -----------
  Net operating revenues                      858.9         759.9          13%
                                        -----------   -----------

Employee compensation and benefits            433.6         384.7          13%
Marketing and business development             27.4          27.0           1%
Info. processing and communications            69.0          66.3           4%
Facilities and equipment                       48.3          46.3           4%
Other                                          55.6          75.6         (26%)
                                        -----------   -----------
  Total non-interest expenses                 633.9         599.9           6%
                                        -----------   -----------

Income before income taxes                    225.0         160.0          41%
Income tax expense                             89.6          63.1          42%
                                        -----------   -----------

Net income                           $        135.4          96.9          40%
                                        ===========   ===========
Oper exp as a % of net oper revenues         73.8%         78.9%
Profit margin (1)                            15.8%         12.8%
Effective tax rate                           39.8%         39.4%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Securities Summarized Income Data
                                      (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                              Six Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Commissions                          $        604.5         482.5          25%
Asset management and admin. fees              560.7         496.5          13%
Principal transactions                        233.4         246.2          (5%)
Investment banking                            122.3          87.6          40%
Other                                          52.0          52.4          (1%)
                                        -----------   -----------
  Total non-interest revenues               1,572.9       1,365.2          15%
                                        -----------   -----------

Interest revenue                              376.1         409.4          (8%)
Interest expense                              237.7         275.2         (14%)
                                        -----------   -----------
  Net interest income                         138.4         134.2           3%
Provision for losses on receivables             5.9           5.1          16%
                                        -----------   -----------
  Net credit income                           132.5         129.1           3%
                                        -----------   -----------
  Net operating revenues                    1,705.4       1,494.3          14%
                                        -----------   -----------

Employee compensation and benefits            879.7         766.1          15%
Marketing and business development             54.9          50.2           9%
Info. processing and communications           136.7         129.8           5%
Facilities and equipment                       94.7          88.9           7%
Other                                         111.4         149.6         (26%)
                                        -----------   -----------
  Total non-interest expenses               1,277.4       1,184.6           8%
                                        -----------   -----------

Income before income taxes                    428.0         309.7          38%
Income tax expense                            171.1         122.7          39%
                                        -----------   -----------

Net income                           $        256.9         187.0          37%
                                        ===========   ===========
Oper exp as a % of net oper revenues         74.9%         79.3%
Profit margin (1)                            15.1%         12.5%
Effective tax rate                           40.0%         39.6%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                            6/30/96       3/31/96       12/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        419.5         367.5         379.7
Commissions                                   303.8         300.7         273.8
Asset management and admin. fees              285.8         274.9         258.6
Servicing fees                                  0.0           0.0           0.0
Principal transactions                        114.5         118.9         111.1
Investment banking                             57.6          64.7          48.8
Other                                          33.5          24.8          24.1
                                        -----------   -----------   -----------
  Total non-interest revenues               1,214.7       1,151.5       1,096.1
                                        -----------   -----------   -----------

Interest revenue                            1,366.7       1,354.6       1,337.9
Interest expense                              582.8         579.6         580.5
                                        -----------   -----------   -----------
  Net interest income                         783.9         775.0         757.4
Provision for losses on receivables           456.9         379.0         421.3
                                        -----------   -----------   -----------
  Net credit income                           327.0         396.0         336.1
                                        -----------   -----------   -----------
  Net operating revenues                    1,541.7       1,547.5       1,432.2
                                        -----------   -----------   -----------

Employee compensation and benefits            552.9         570.3         496.9
Marketing and business development            201.4         191.9         224.0
Info. processing and communications           185.9         182.1         191.5
Facilities and equipment                       63.7          61.2          61.9
Other                                         149.7         141.6         165.3
                                        -----------   -----------   -----------
  Total non-interest expenses               1,153.6       1,147.1       1,139.6
                                        -----------   -----------   -----------

Income before income taxes                    388.1         400.4         292.6
Income tax expense                            149.3         154.6         114.5
                                        -----------   -----------   -----------

Net income                           $        238.8         245.8         178.1
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/95       6/30/95       3/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        322.5         298.8         271.6
Commissions                                   266.2         247.9         234.6
Asset management and admin. fees              251.7         251.0         245.5
Servicing fees                                  0.0           0.0           0.0
Principal transactions                        121.6         120.8         125.4
Investment banking                             45.1          48.7          38.9
Other                                          16.3          26.1          27.0
                                        -----------   -----------   -----------
  Total non-interest revenues               1,023.4         993.3         943.0
                                        -----------   -----------   -----------

Interest revenue                            1,280.1       1,240.9       1,155.3
Interest expense                              554.1         566.9         521.9
                                        -----------   -----------   -----------
  Net interest income                         726.0         674.0         633.4
Provision for losses on receivables           298.2         242.4         208.8
                                        -----------   -----------   -----------
  Net credit income                           427.8         431.6         424.6
                                        -----------   -----------   -----------
  Net operating revenues                    1,451.2       1,424.9       1,367.6
                                        -----------   -----------   -----------

Employee compensation and benefits            511.5         489.5         483.7
Marketing and business development            204.4         159.0         147.7
Info. processing and communications           169.9         171.7         154.4
Facilities and equipment                       60.8          58.4          54.4
Other                                         148.9         161.0         165.1
                                        -----------   -----------   -----------
  Total non-interest expenses               1,095.5       1,039.6       1,005.3
                                        -----------   -----------   -----------

Income before income taxes                    355.7         385.3         362.3
Income tax expense                            137.0         147.8         140.2
                                        -----------   -----------   -----------

Net income                           $        218.7         237.5         222.1
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                            12/31/94      9/30/94       6/30/94
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        300.3         264.7         242.7
Commissions                                   211.6         208.2         206.9
Asset management and admin. fees              245.3         243.9         243.5
Servicing fees                                  0.0           0.0           0.0
Principal transactions                        121.6         105.8         102.1
Investment banking                             41.1          32.5          40.3
Other                                          30.8          12.5          36.4
                                        -----------   -----------   -----------
  Total non-interest revenues                 950.7         867.6         871.9
                                        -----------   -----------   -----------

Interest revenue                            1,095.7         980.7         925.7
Interest expense                              484.2         397.5         381.0
                                        -----------   -----------   -----------
  Net interest income                         611.5         583.2         544.7
Provision for losses on receivables           304.0         210.1         179.9
                                        -----------   -----------   -----------
  Net credit income                           307.5         373.1         364.8
                                        -----------   -----------   -----------
  Net operating revenues                    1,258.2       1,240.7       1,236.7
                                        -----------   -----------   -----------

Employee compensation and benefits            428.1         432.7         432.5
Marketing and business development            201.7         167.5         120.4
Info. processing and communications           164.4         146.2         147.8
Facilities and equipment                       57.7          58.1          57.4
Other                                         173.8         136.0         140.5
                                        -----------   -----------   -----------
  Total non-interest expenses               1,025.7         940.5         898.6
                                        -----------   -----------   -----------

Income before income taxes                    232.5         300.2         338.1
Income tax expense                             92.5         115.7         131.2
                                        -----------   -----------   -----------

Net income                           $        140.0         184.5         206.9
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/96       3/31/96       12/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        419.5         367.5         379.7
Servicing fees                                  0.0           0.0           0.0
Other                                           1.2           5.1           1.0
                                        -----------   -----------   -----------
  Total non-interest revenues                 420.7         372.6         380.7
                                        -----------   -----------   -----------

Interest revenue                            1,176.8       1,168.4       1,131.5
Interest expense                              460.7         464.0         453.7
                                        -----------   -----------   -----------
  Net interest income                         716.1         704.4         677.8
Provision for loan losses                     454.0         376.0         415.6
                                        -----------   -----------   -----------
  Net credit income                           262.1         328.4         262.2
                                        -----------   -----------   -----------
  Net operating revenues                      682.8         701.0         642.9
                                        -----------   -----------   -----------

Employee compensation and benefits            119.3         124.2         119.2
Marketing and business development            174.0         164.4         201.2
Info. processing and communications           116.9         114.4         115.5
Facilities and equipment                       15.4          14.8          13.7
Other                                          94.1          85.8          89.2
                                        -----------   -----------   -----------
  Total non-interest expenses                 519.7         503.6         538.8
                                        -----------   -----------   -----------

Income before income taxes                    163.1         197.4         104.1
Income tax expense                             59.7          73.1          41.8
                                        -----------   -----------   -----------

Net income                           $        103.4         124.3          62.3
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/95       6/30/95       3/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        322.5         298.8         271.6
Servicing fees                                  0.0           0.0           0.0
Other                                           0.9           0.4           0.3
                                        -----------   -----------   -----------
  Total non-interest revenues                 323.4         299.2         271.9
                                        -----------   -----------   -----------

Interest revenue                            1,075.8       1,025.2         961.6
Interest expense                              426.8         418.9         394.7
                                        -----------   -----------   -----------
  Net interest income                         649.0         606.3         566.9
Provision for loan losses                     295.8         240.5         205.6
                                        -----------   -----------   -----------
  Net credit income                           353.2         365.8         361.3
                                        -----------   -----------   -----------
  Net operating revenues                      676.6         665.0         633.2
                                        -----------   -----------   -----------

Employee compensation and benefits            112.3         104.8         102.3
Marketing and business development            187.6         132.0         124.5
Info. processing and communications           107.2         105.4          90.9
Facilities and equipment                       13.5          12.1          11.8
Other                                          77.1          85.4          91.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 497.7         439.7         420.6
                                        -----------   -----------   -----------

Income before income taxes                    178.9         225.3         212.6
Income tax expense                             66.9          84.7          80.6
                                        -----------   -----------   -----------

Net income                           $        112.0         140.6         132.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                               (unaudited, Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/94       9/30/94       6/30/94
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        300.3         264.7         242.7
Servicing fees                                  0.0           0.0           0.0
Other                                           0.3           0.2           0.2
                                        -----------   -----------   -----------
  Total non-interest revenues                 300.6         264.9         242.9
                                        -----------   -----------   -----------

Interest revenue                              912.0         842.2         793.5
Interest expense                              362.2         312.7         297.3
                                        -----------   -----------   -----------
  Net interest income                         549.8         529.5         496.2
Provision for loan losses                     300.7         207.9         177.6
                                        -----------   -----------   -----------
  Net credit income                           249.1         321.6         318.6
                                        -----------   -----------   -----------
  Net operating revenues                      549.7         586.5         561.5
                                        -----------   -----------   -----------

Employee compensation and benefits             97.2          95.4          91.9
Marketing and business development            177.7         146.8          96.8
Info. processing and communications            95.7          85.4          81.9
Facilities and equipment                       11.5          11.3          13.8
Other                                          83.3          71.6          67.8
                                        -----------   -----------   -----------
  Total non-interest expenses                 465.4         410.5         352.2
                                        -----------   -----------   -----------

Income before income taxes                     84.3         176.0         209.3
Income tax expense                             32.4          66.4          80.1
                                        -----------   -----------   -----------

Net income                           $         51.9         109.6         129.2
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/96       3/31/96       12/31/95
                                        -----------   -----------   -----------
Commissions                          $        303.8         300.7         273.8
Asset management and admin. fees              285.8         274.9         258.6
Principal transactions                        114.5         118.9         111.1
Investment banking                             57.6          64.7          48.8
Other                                          32.3          19.7          23.1
                                        -----------   -----------   -----------
  Total non-interest revenues                 794.0         778.9         715.4
                                        -----------   -----------   -----------

Interest revenue                              189.9         186.2         206.4
Interest expense                              122.1         115.6         126.9
                                        -----------   -----------   -----------
  Net interest income                          67.8          70.6          79.5
Provision for losses on receivables             2.9           3.0           5.6
                                        -----------   -----------   -----------
  Net credit income                            64.9          67.6          73.9
                                        -----------   -----------   -----------
  Net operating revenues                      858.9         846.5         789.3
                                        -----------   -----------   -----------

Employee compensation and benefits            433.6         446.1         377.7
Marketing and business development             27.4          27.5          22.8
Info. processing and communications            69.0          67.7          76.0
Facilities and equipment                       48.3          46.4          48.2
Other                                          55.6          55.8          76.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 633.9         643.5         600.8
                                        -----------   -----------   -----------

Income before income taxes                    225.0         203.0         188.5
Income tax expense                             89.6          81.5          72.7
                                        -----------   -----------   -----------

Net income                           $        135.4         121.5         115.8
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/95       6/30/95       3/31/95
                                        -----------   -----------   -----------
Commissions                          $        266.2         247.9         234.6
Asset management and admin. fees              251.7         251.0         245.5
Principal transactions                        121.6         120.8         125.4
Investment banking                             45.1          48.7          38.9
Other                                          15.4          25.7          26.7
                                        -----------   -----------   -----------
  Total non-interest revenues                 700.0         694.1         671.1
                                        -----------   -----------   -----------

Interest revenue                              204.3         215.7         193.7
Interest expense                              127.2         148.0         127.2
                                        -----------   -----------   -----------
  Net interest income                          77.1          67.7          66.5
Provision for losses on receivables             2.5           1.9           3.2
                                        -----------   -----------   -----------
  Net credit income                            74.6          65.8          63.3
                                        -----------   -----------   -----------
  Net operating revenues                      774.6         759.9         734.4
                                        -----------   -----------   -----------

Employee compensation and benefits            399.2         384.7         381.4
Marketing and business development             16.8          27.0          23.2
Info. processing and communications            62.7          66.3          63.5
Facilities and equipment                       47.3          46.3          42.6
Other                                          71.8          75.6          74.0
                                        -----------   -----------   -----------
  Total non-interest expenses                 597.8         599.9         584.7
                                        -----------   -----------   -----------

Income before income taxes                    176.8         160.0         149.7
Income tax expense                             70.1          63.1          59.6
                                        -----------   -----------   -----------

Net income                           $        106.7          96.9          90.1
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/94       9/30/94       6/30/94
                                        -----------   -----------   -----------
Commissions                          $        211.6         208.2         206.9
Asset management and admin. fees              245.3         243.9         243.5
Principal transactions                        121.6         105.8         102.1
Investment banking                             41.1          32.5          40.3
Other                                          30.5          12.3          36.2
                                        -----------   -----------   -----------
  Total non-interest revenues                 650.1         602.7         629.0
                                        -----------   -----------   -----------

Interest revenue                              183.7         138.5         132.2
Interest expense                              122.0          84.8          83.7
                                        -----------   -----------   -----------
  Net interest income                          61.7          53.7          48.5
Provision for losses on receivables             3.3           2.2           2.3
                                        -----------   -----------   -----------
  Net credit income                            58.4          51.5          46.2
                                        -----------   -----------   -----------
  Net operating revenues                      708.5         654.2         675.2
                                        -----------   -----------   -----------

Employee compensation and benefits            330.9         337.3         340.6
Marketing and business development             24.0          20.7          23.6
Info. processing and communications            68.7          60.8          65.9
Facilities and equipment                       46.2          46.8          43.6
Other                                          90.5          64.4          72.7
                                        -----------   -----------   -----------
  Total non-interest expenses                 560.3         530.0         546.4
                                        -----------   -----------   -----------

Income before income taxes                    148.2         124.2         128.8
Income tax expense                             60.1          49.3          51.1
                                        -----------   -----------   -----------

Net income                           $         88.1          74.9          77.7
                                        ===========   ===========   ===========

                            DEAN WITTER, DISCOVER & CO.
                             Consolidated Income Data
                         (in millions, except share data)
                               (unaudited, GAAP basis)

                                              Three Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $        345.6         265.6          30%
Commissions                                   303.8         247.9          23%
Asset management and admin. fees              285.8         251.0          14%
Servicing fees                                191.5         174.2          10%
Principal transactions                        114.5         120.8          (5%)
Investment banking                             57.6          48.7          18%
Other                                          33.5          26.1          28%
                                        -----------   -----------
  Total non-interest revenues               1,332.3       1,134.3          17%
                                        -----------   -----------

Interest revenue                              863.3         812.6           6%
Interest expense                              379.7         384.4          (1%)
                                        -----------   -----------
  Net interest income                         483.6         428.2          13%
Provision for losses on receivables           274.2         137.6          99%
                                        -----------   -----------
  Net credit income                           209.4         290.6         (28%)
                                        -----------   -----------
  Net operating revenues                    1,541.7       1,424.9           8%
                                        -----------   -----------

Employee compensation and benefits            552.9         489.5          13%
Marketing and business development            201.4         159.0          27%
Info. processing and communications           185.9         171.7           8%
Facilities and equipment                       63.7          58.4           9%
Other                                         149.7         161.0          (7%)
                                        -----------   -----------
  Total non-interest expenses               1,153.6       1,039.6          11%
                                        -----------   -----------

Income before income taxes                    388.1         385.3           1%
Income tax expense                            149.3         147.8           1%
                                        -----------   -----------

Net income                           $        238.8         237.5           1%
                                        ===========   ===========
Primary net income per share         $         1.39          1.35
Primary avg common shares o/s           172,116,228   175,356,499
Fully diluted net income per share   $         1.39          1.35
Fully diluted avg common shares o/s     172,145,135   175,524,180
Oper exp as a % of net oper revenues           74.8%         73.0%
Effective tax rate                             38.5%         38.4%

                            DEAN WITTER, DISCOVER & CO.
                             Consolidated Income Data
                         (in millions, except share data)
                               (unaudited, GAAP basis)

                                              Six Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees         $        666.1         505.9          32%
Commissions                                   604.5         482.5          25%
Asset management and admin. fees              560.7         496.5          13%
Servicing fees                                391.8         346.5          13%
Principal transactions                        233.4         246.2          (5%)
Investment banking                            122.3          87.6          40%
Other                                          58.3          53.1          10%
                                        -----------   -----------
  Total non-interest revenues               2,637.1       2,218.3          19%
                                        -----------   -----------

Interest revenue                            1,724.7       1,569.8          10%
Interest expense                              770.4         737.3           4%
                                        -----------   -----------
  Net interest income                         954.3         832.5          15%
Provision for losses on receivables           502.2         258.3          94%
                                        -----------   -----------
  Net credit income                           452.1         574.2         (21%)
                                        -----------   -----------
  Net operating revenues                    3,089.2       2,792.5          11%
                                        -----------   -----------

Employee compensation and benefits          1,123.2         973.2          15%
Marketing and business development            393.3         306.7          28%
Info. processing and communications           368.0         326.1          13%
Facilities and equipment                      124.9         112.8          11%
Other                                         291.3         326.1         (11%)
                                        -----------   -----------
  Total non-interest expenses               2,300.7       2,044.9          13%
                                        -----------   -----------

Income before income taxes                    788.5         747.6           5%
Income tax expense                            303.9         288.0           6%
                                        -----------   -----------

Net income                           $        484.6         459.6           5%
                                        ===========   ===========
Primary net income per share         $         2.80          2.63
Primary avg common shares o/s           173,140,721   174,431,952
Fully diluted net income per share   $         2.79          2.63
Fully diluted avg common shares o/s     173,470,900   174,952,312
Oper exp as a % of net oper revenues           74.5%         73.2%
Effective tax rate                             38.5%         38.5%

                                DEAN WITTER, DISCOVER & CO.
                          Credit Services Summarized Income Data
                                      (in millions)
                               (unaudited, GAAP basis)

                                              Three Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees  (1)    $        345.6         265.6          30%
Servicing fees  (1)                           191.5         174.2          10%
Other                                           1.2           0.4            *
                                        -----------   -----------
  Total non-interest revenues                 538.3         440.2          22%
                                        -----------   -----------

Interest revenue  (1)                         673.4         596.9          13%
Interest expense  (1)                         257.6         236.4           9%
                                        -----------   -----------
  Net interest income                         415.8         360.5          15%
Provision for loan losses (1)                 271.3         135.7         100%
                                        -----------   -----------
  Net credit income                           144.5         224.8         (36%)
                                        -----------   -----------
  Net operating revenues                      682.8         665.0           3%
                                        -----------   -----------

Employee compensation and benefits            119.3         104.8          14%
Marketing and business development            174.0         132.0          32%
Info. processing and communications           116.9         105.4          11%
Facilities and equipment                       15.4          12.1          27%
Other                                          94.1          85.4          10%
                                        -----------   -----------
  Total non-interest expenses                 519.7         439.7          18%
                                        -----------   -----------

Income before income taxes                    163.1         225.3         (28%)
Income tax expense                             59.7          84.7         (30%)
                                        -----------   -----------

Net income                           $        103.4         140.6         (26%)
                                        ===========   ===========
Oper exp as a % of net oper revenues         76.1%         66.1%
Profit margin (2)                            15.1%         21.1%
Effective tax rate                           36.6%         37.6%


(1) Period-to-period comparisons for these line items are significantly affected by the relative levels of securitized assets.
For comparative information on a managed loan basis, see Credit Services Summarized Income Data (unaudited, Managed loan basis) above.
(2) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                          Credit Services Summarized Income Data
                                      (in millions)
                               (unaudited, GAAP basis)

                                              Six Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Merchant and cardmember fees  (1)    $        666.1         505.9          32%
Servicing fees  (1)                           391.8         346.5          13%
Other                                           6.3           0.7            *
                                        -----------   -----------
  Total non-interest revenues               1,064.2         853.1          25%
                                        -----------   -----------

Interest revenue  (1)                       1,348.6       1,160.4          16%
Interest expense  (1)                         532.7         462.1          15%
                                        -----------   -----------
  Net interest income                         815.9         698.3          17%
Provision for loan losses (1)                 496.3         253.2          96%
                                        -----------   -----------
  Net credit income                           319.6         445.1         (28%)
                                        -----------   -----------
  Net operating revenues                    1,383.8       1,298.2           7%
                                        -----------   -----------

Employee compensation and benefits            243.5         207.1          18%
Marketing and business development            338.4         256.5          32%
Info. processing and communications           231.3         196.3          18%
Facilities and equipment                       30.2          23.9          26%
Other                                         179.9         176.5           2%
                                        -----------   -----------
  Total non-interest expenses               1,023.3         860.3          19%
                                        -----------   -----------

Income before income taxes                    360.5         437.9         (18%)
Income tax expense                            132.8         165.3         (20%)
                                        -----------   -----------

Net income                           $        227.7         272.6         (16%)
                                        ===========   ===========
Oper exp as a % of net oper revenues         73.9%         66.3%
Profit margin (2)                            16.5%         21.0%
Effective tax rate                           36.8%         37.7%

(1) Period-to-period comparisons for these line items are significantly affected by the relative levels of securitized assets.
For comparative information on a managed loan basis, see Credit Services Summarized Income Data (unaudited, Managed loan basis) above.
(2) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Securities Summarized Income Data
                                      (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                              Three Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Commissions                          $        303.8         247.9          23%
Asset management and admin. fees              285.8         251.0          14%
Principal transactions                        114.5         120.8          (5%)
Investment banking                             57.6          48.7          18%
Other                                          32.3          25.7          26%
                                        -----------   -----------
  Total non-interest revenues                 794.0         694.1          14%
                                        -----------   -----------

Interest revenue                              189.9         215.7         (12%)
Interest expense                              122.1         148.0         (18%)
                                        -----------   -----------
  Net interest income                          67.8          67.7          --
Provision for losses on receivables             2.9           1.9          53%
                                        -----------   -----------
  Net credit income                            64.9          65.8          (1%)
                                        -----------   -----------
  Net operating revenues                      858.9         759.9          13%
                                        -----------   -----------

Employee compensation and benefits            433.6         384.7          13%
Marketing and business development             27.4          27.0           1%
Info. processing and communications            69.0          66.3           4%
Facilities and equipment                       48.3          46.3           4%
Other                                          55.6          75.6         (26%)
                                        -----------   -----------
  Total non-interest expenses                 633.9         599.9           6%
                                        -----------   -----------

Income before income taxes                    225.0         160.0          41%
Income tax expense                             89.6          63.1          42%
                                        -----------   -----------

Net income                           $        135.4          96.9          40%
                                        ===========   ===========
Oper exp as a % of net oper revenues         73.8%         78.9%
Profit margin (1)                            15.8%         12.8%
Effective tax rate                           39.8%         39.4%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Securities Summarized Income Data
                                      (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                              Six Months                %
                                             Ended June 30,          Increase
                                           1996          1995        (Decrease)
                                        -----------   -----------    -----------
Commissions                          $        604.5         482.5          25%
Asset management and admin. fees              560.7         496.5          13%
Principal transactions                        233.4         246.2          (5%)
Investment banking                            122.3          87.6          40%
Other                                          52.0          52.4          (1%)
                                        -----------   -----------
  Total non-interest revenues               1,572.9       1,365.2          15%
                                        -----------   -----------

Interest revenue                              376.1         409.4          (8%)
Interest expense                              237.7         275.2         (14%)
                                        -----------   -----------
  Net interest income                         138.4         134.2           3%
Provision for losses on receivables             5.9           5.1          16%
                                        -----------   -----------
  Net credit income                           132.5         129.1           3%
                                        -----------   -----------
  Net operating revenues                    1,705.4       1,494.3          14%
                                        -----------   -----------

Employee compensation and benefits            879.7         766.1          15%
Marketing and business development             54.9          50.2           9%
Info. processing and communications           136.7         129.8           5%
Facilities and equipment                       94.7          88.9           7%
Other                                         111.4         149.6         (26%)
                                        -----------   -----------
  Total non-interest expenses               1,277.4       1,184.6           8%
                                        -----------   -----------

Income before income taxes                    428.0         309.7          38%
Income tax expense                            171.1         122.7          39%
                                        -----------   -----------

Net income                           $        256.9         187.0          37%
                                        ===========   ===========
Oper exp as a % of net oper revenues         74.9%         79.3%
Profit margin (1)                            15.1%         12.5%
Effective tax rate                           40.0%         39.6%

(1) Profit margin is defined as net income as a percentage of net operating revenues.

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                            6/30/96       3/31/96       12/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        345.6         320.5         343.6
Commissions                                   303.8         300.7         273.8
Asset management and admin. fees              285.8         274.9         258.6
Servicing fees                                191.5         200.3         162.6
Principal transactions                        114.5         118.9         111.1
Investment banking                             57.6          64.7          48.8
Other                                          33.5          24.8          24.2
                                        -----------   -----------   -----------
  Total non-interest revenues               1,332.3       1,304.8       1,222.7
                                        -----------   -----------   -----------

Interest revenue                              863.3         861.4         905.0
Interest expense                              379.7         390.7         402.8
                                        -----------   -----------   -----------
  Net interest income                         483.6         470.7         502.2
Provision for losses on receivables           274.2         228.0         292.7
                                        -----------   -----------   -----------
  Net credit income                           209.4         242.7         209.5
                                        -----------   -----------   -----------
  Net operating revenues                    1,541.7       1,547.5       1,432.2
                                        -----------   -----------   -----------

Employee compensation and benefits            552.9         570.3         496.9
Marketing and business development            201.4         191.9         224.0
Info. processing and communications           185.9         182.1         191.5
Facilities and equipment                       63.7          61.2          61.9
Other                                         149.7         141.6         165.3
                                        -----------   -----------   -----------
  Total non-interest expenses               1,153.6       1,147.1       1,139.6
                                        -----------   -----------   -----------

Income before income taxes                    388.1         400.4         292.6
Income tax expense                            149.3         154.6         114.5
                                        -----------   -----------   -----------

Net income                           $        238.8         245.8         178.1
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/95       6/30/95       3/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        285.8         265.6         240.3
Commissions                                   266.2         247.9         234.6
Asset management and admin. fees              251.7         251.0         245.5
Servicing fees                                187.8         174.2         172.3
Principal transactions                        121.6         120.8         125.4
Investment banking                             45.1          48.7          38.9
Other                                          16.2          26.1          27.0
                                        -----------   -----------   -----------
  Total non-interest revenues               1,174.4       1,134.3       1,084.0
                                        -----------   -----------   -----------

Interest revenue                              844.2         812.6         757.2
Interest expense                              374.7         384.4         352.9
                                        -----------   -----------   -----------
  Net interest income                         469.5         428.2         404.3
Provision for losses on receivables           192.7         137.6         120.7
                                        -----------   -----------   -----------
  Net credit income                           276.8         290.6         283.6
                                        -----------   -----------   -----------
  Net operating revenues                    1,451.2       1,424.9       1,367.6
                                        -----------   -----------   -----------

Employee compensation and benefits            511.5         489.5         483.7
Marketing and business development            204.4         159.0         147.7
Info. processing and communications           169.9         171.7         154.4
Facilities and equipment                       60.8          58.4          54.4
Other                                         148.9         161.0         165.1
                                        -----------   -----------   -----------
  Total non-interest expenses               1,095.5       1,039.6       1,005.3
                                        -----------   -----------   -----------

Income before income taxes                    355.7         385.3         362.3
Income tax expense                            137.0         147.8         140.2
                                        -----------   -----------   -----------

Net income                           $        218.7         237.5         222.1
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Consolidated Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                            12/31/94      9/30/94       6/30/94
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        268.9         238.6         216.1
Commissions                                   211.6         208.2         206.9
Asset management and admin. fees              245.3         243.9         243.5
Servicing fees                                162.3         145.9         131.7
Principal transactions                        121.6         105.8         102.1
Investment banking                             41.1          32.5          40.3
Other                                          30.7          12.7          36.3
                                        -----------   -----------   -----------
  Total non-interest revenues               1,081.5         987.6         976.9
                                        -----------   -----------   -----------

Interest revenue                              706.3         653.8         604.2
Interest expense                              319.8         263.6         246.3
                                        -----------   -----------   -----------
  Net interest income                         386.5         390.2         357.9
Provision for losses on receivables           209.8         137.1          98.1
                                        -----------   -----------   -----------
  Net credit income                           176.7         253.1         259.8
                                        -----------   -----------   -----------
  Net operating revenues                    1,258.2       1,240.7       1,236.7
                                        -----------   -----------   -----------

Employee compensation and benefits            428.1         432.7         432.5
Marketing and business development            201.7         167.5         120.4
Info. processing and communications           164.4         146.2         147.8
Facilities and equipment                       57.7          58.1          57.4
Other                                         173.8         136.0         140.5
                                        -----------   -----------   -----------
  Total non-interest expenses               1,025.7         940.5         898.6
                                        -----------   -----------   -----------

Income before income taxes                    232.5         300.2         338.1
Income tax expense                             92.5         115.7         131.2
                                        -----------   -----------   -----------

Net income                           $        140.0         184.5         206.9
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/96       3/31/96       12/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        345.6         320.5         343.6
Servicing fees                                191.5         200.3         162.6
Other                                           1.2           5.1           1.1
                                        -----------   -----------   -----------
  Total non-interest revenues                 538.3         525.9         507.3
                                        -----------   -----------   -----------

Interest revenue                              673.4         675.2         698.6
Interest expense                              257.6         275.1         275.9
                                        -----------   -----------   -----------
  Net interest income                         415.8         400.1         422.7
Provision for loan losses                     271.3         225.0         287.1
                                        -----------   -----------   -----------
  Net credit income                           144.5         175.1         135.6
                                        -----------   -----------   -----------
  Net operating revenues                      682.8         701.0         642.9
                                        -----------   -----------   -----------

Employee compensation and benefits            119.3         124.2         119.2
Marketing and business development            174.0         164.4         201.2
Info. processing and communications           116.9         114.4         115.5
Facilities and equipment                       15.4          14.8          13.7
Other                                          94.1          85.8          89.2
                                        -----------   -----------   -----------
  Total non-interest expenses                 519.7         503.6         538.8
                                        -----------   -----------   -----------

Income before income taxes                    163.1         197.4         104.1
Income tax expense                             59.7          73.1          41.8
                                        -----------   -----------   -----------

Net income                           $        103.4         124.3          62.3
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/95       6/30/95       3/31/95
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        285.8         265.6         240.3
Servicing fees                                187.8         174.2         172.3
Other                                           0.8           0.4           0.3
                                        -----------   -----------   -----------
  Total non-interest revenues                 474.4         440.2         412.9
                                        -----------   -----------   -----------

Interest revenue                              639.9         596.9         563.5
Interest expense                              247.5         236.4         225.7
                                        -----------   -----------   -----------
  Net interest income                         392.4         360.5         337.8
Provision for loan losses                     190.2         135.7         117.5
                                        -----------   -----------   -----------
  Net credit income                           202.2         224.8         220.3
                                        -----------   -----------   -----------
  Net operating revenues                      676.6         665.0         633.2
                                        -----------   -----------   -----------

Employee compensation and benefits            112.3         104.8         102.3
Marketing and business development            187.6         132.0         124.5
Info. processing and communications           107.2         105.4          90.9
Facilities and equipment                       13.5          12.1          11.8
Other                                          77.1          85.4          91.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 497.7         439.7         420.6
                                        -----------   -----------   -----------

Income before income taxes                    178.9         225.3         212.6
Income tax expense                             66.9          84.7          80.6
                                        -----------   -----------   -----------

Net income                           $        112.0         140.6         132.0
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                             Quarterly Credit Services Income Data
                                       (in millions)
                                  (unaudited, GAAP basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/94       9/30/94       6/30/94
                                        -----------   -----------   -----------
Merchant and cardmember fees         $        268.9         238.6         216.1
Servicing fees                                162.3         145.9         131.7
Other                                           0.2           0.4           0.1
                                        -----------   -----------   -----------
  Total non-interest revenues                 431.4         384.9         347.9
                                        -----------   -----------   -----------

Interest revenue                              522.6         515.3         472.0
Interest expense                              197.8         178.8         162.6
                                        -----------   -----------   -----------
  Net interest income                         324.8         336.5         309.4
Provision for loan losses                     206.5         134.9          95.8
                                        -----------   -----------   -----------
  Net credit income                           118.3         201.6         213.6
                                        -----------   -----------   -----------
  Net operating revenues                      549.7         586.5         561.5
                                        -----------   -----------   -----------

Employee compensation and benefits             97.2          95.4          91.9
Marketing and business development            177.7         146.8          96.8
Info. processing and communications            95.7          85.4          81.9
Facilities and equipment                       11.5          11.3          13.8
Other                                          83.3          71.6          67.8
                                        -----------   -----------   -----------
  Total non-interest expenses                 465.4         410.5         352.2
                                        -----------   -----------   -----------

Income before income taxes                     84.3         176.0         209.3
Income tax expense                             32.4          66.4          80.1
                                        -----------   -----------   -----------

Net income                           $         51.9         109.6         129.2
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           6/30/96       3/31/96       12/31/95
                                        -----------   -----------   -----------
Commissions                          $        303.8         300.7         273.8
Asset management and admin. fees              285.8         274.9         258.6
Principal transactions                        114.5         118.9         111.1
Investment banking                             57.6          64.7          48.8
Other                                          32.3          19.7          23.1
                                        -----------   -----------   -----------
  Total non-interest revenues                 794.0         778.9         715.4
                                        -----------   -----------   -----------

Interest revenue                              189.9         186.2         206.4
Interest expense                              122.1         115.6         126.9
                                        -----------   -----------   -----------
  Net interest income                          67.8          70.6          79.5
Provision for losses on receivables             2.9           3.0           5.6
                                        -----------   -----------   -----------
  Net credit income                            64.9          67.6          73.9
                                        -----------   -----------   -----------
  Net operating revenues                      858.9         846.5         789.3
                                        -----------   -----------   -----------

Employee compensation and benefits            433.6         446.1         377.7
Marketing and business development             27.4          27.5          22.8
Info. processing and communications            69.0          67.7          76.0
Facilities and equipment                       48.3          46.4          48.2
Other                                          55.6          55.8          76.1
                                        -----------   -----------   -----------
  Total non-interest expenses                 633.9         643.5         600.8
                                        -----------   -----------   -----------

Income before income taxes                    225.0         203.0         188.5
Income tax expense                             89.6          81.5          72.7
                                        -----------   -----------   -----------

Net income                           $        135.4         121.5         115.8
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           9/30/95       6/30/95       3/31/95
                                        -----------   -----------   -----------
Commissions                          $        266.2         247.9         234.6
Asset management and admin. fees              251.7         251.0         245.5
Principal transactions                        121.6         120.8         125.4
Investment banking                             45.1          48.7          38.9
Other                                          15.4          25.7          26.7
                                        -----------   -----------   -----------
  Total non-interest revenues                 700.0         694.1         671.1
                                        -----------   -----------   -----------

Interest revenue                              204.3         215.7         193.7
Interest expense                              127.2         148.0         127.2
                                        -----------   -----------   -----------
  Net interest income                          77.1          67.7          66.5
Provision for losses on receivables             2.5           1.9           3.2
                                        -----------   -----------   -----------
  Net credit income                            74.6          65.8          63.3
                                        -----------   -----------   -----------
  Net operating revenues                      774.6         759.9         734.4
                                        -----------   -----------   -----------

Employee compensation and benefits            399.2         384.7         381.4
Marketing and business development             16.8          27.0          23.2
Info. processing and communications            62.7          66.3          63.5
Facilities and equipment                       47.3          46.3          42.6
Other                                          71.8          75.6          74.0
                                        -----------   -----------   -----------
  Total non-interest expenses                 597.8         599.9         584.7
                                        -----------   -----------   -----------

Income before income taxes                    176.8         160.0         149.7
Income tax expense                             70.1          63.1          59.6
                                        -----------   -----------   -----------

Net income                           $        106.7          96.9          90.1
                                        ===========   ===========   ===========

                                DEAN WITTER, DISCOVER & CO.
                              Quarterly Securities Income Data
                                       (in millions)
                           (unaudited, GAAP and Managed loan basis)

                                                   FOR THE QUARTER ENDED
                                           12/31/94       9/30/94       6/30/94
                                        -----------   -----------   -----------
Commissions                          $        211.6         208.2         206.9
Asset management and admin. fees              245.3         243.9         243.5
Principal transactions                        121.6         105.8         102.1
Investment banking                             41.1          32.5          40.3
Other                                          30.5          12.3          36.2
                                        -----------   -----------   -----------
  Total non-interest revenues                 650.1         602.7         629.0
                                        -----------   -----------   -----------

Interest revenue                              183.7         138.5         132.2
Interest expense                              122.0          84.8          83.7
                                        -----------   -----------   -----------
  Net interest income                          61.7          53.7          48.5
Provision for losses on receivables             3.3           2.2           2.3
                                        -----------   -----------   -----------
  Net credit income                            58.4          51.5          46.2
                                        -----------   -----------   -----------
  Net operating revenues                      708.5         654.2         675.2
                                        -----------   -----------   -----------

Employee compensation and benefits            330.9         337.3         340.6
Marketing and business development             24.0          20.7          23.6
Info. processing and communications            68.7          60.8          65.9
Facilities and equipment                       46.2          46.8          43.6
Other                                          90.5          64.4          72.7
                                        -----------   -----------   -----------
  Total non-interest expenses                 560.3         530.0         546.4
                                        -----------   -----------   -----------

Income before income taxes                    148.2         124.2         128.8
Income tax expense                             60.1          49.3          51.1
                                        -----------   -----------   -----------

Net income                           $         88.1          74.9          77.7
                                        ===========   ===========   ===========

                            DEAN WITTER, DISCOVER & CO.
                               STATISTICAL SUMMARY

                                            Second Quarter
                                      June 30, 1996   June 30, 1995
                                     ------------- -------------
Consolidated
Equity at end of period (millions)   $     4,953.3       4,524.1
Return on average equity (1)                   --            --
Pro forma book value per share - EOP $         --            --
Invstmt in SPSTSI-EOP mkt val (mil)  $         --            --

Credit Services ($millions)
Managed loans
Average                              $    31,848.6      26,554.6
End of period                        $    32,357.3      27,072.0
Interest yield                               14.6%         15.3%
Interest spread                               8.4%          8.4%
Net charge-off rate                           5.4%          3.5%
Average total earning assets         $    33,209.9      27,372.6
Average total earning assets net
 int margin                                    8.7           8.9


General purpose credit card mgd loans
Average                              $    28,177.0      23,167.7
End of period                        $    28,754.3      23,646.8
Net charge-off rate                           5.5%          3.6%

Owned loans - EOP                    $    19,525.9      16,802.8

- ----------
(1) Twelve month trailing return on average equity.

                            DEAN WITTER, DISCOVER & CO.
                                STATISTICAL SUMMARY

                                            Year-to-date
                                      June 30, 1996   June 30, 1995
                                     ------------- -------------
Consolidated
Equity at end of period (millions)   $     4,953.3       4,524.1
Return on average equity (1)                 18.6%         18.7%
Pro forma book value per share - EOP $       30.07         27.47
Invstmt in SPSTSI-EOP mkt val (mil)  $       360.0         692.5

Credit Services ($millions)
Managed loans
Average                              $    31,627.8      26,032.5
End of period                        $    32,357.3      27,072.0
Interest yield                               14.7%         15.2%
Interest spread                               8.4%          8.4%
Net charge-off rate                           5.1%          3.3%
Average total earning assets         $    33,014.0      26,782.1
Avg tot earning assets net int margin         8.7%          8.8%

General purpose credit card mgd loans
Average                              $    27,816.4      22,960.5
End of period                        $    28,754.3      23,646.8
Net charge-off rate                           5.1%          3.4%

Owned loans - EOP                    $    19,525.9      16,802.8

General purpose credit card accts (mil)       37.7          33.5
NOVUS Network incr in merch loc. (thou)        209           154
SPS # of point of sale trans. (mil)          202.0         175.4

Securities ($billions)
Account executives                           8,823         8,054
Total client assets                  $       234.2         204.5

Assets under management and administration:
Equity funds                         $        34.7          25.9
Fixed income funds                            24.0          25.1
Money market funds                            23.1          20.0
Investment management services                 2.8           2.3
Total                                $        84.6          73.3

ICS Assets                           $         9.8           7.2

(1) Twelve month trailing return on average equity.